UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

SARA CREEK GOLD CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52892

Nevada	98-0511130
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5348 Vegas Drive, #236
Las Vegas, NV  89108
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  702-952-9677

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 29, 2009, the Registrant dismissed Seale and Beers, CPA’s, LLC, as its independent registered public accounting firm, and engaged Davis Accounting Group.  The Board of Directors of the Registrant approved of the dismissal of Seale and Beers and the engagement of Davis Accounting Group as its independent auditor.

As the Registrant only engaged Seale and Beers as of August 7, 2009, Seale and Beers did not issue a report on the Registrant's financial statements for the fiscal years ended August 31, 2009 or August 31, 2008.

During the Registrant's two most recent fiscal years and the period through September 29, 2009, there were no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring from during the Registrant's two most recent fiscal years and the period through September 29, 2009.

During the period prior to the engagement of Davis Accounting Group, neither the Registrant nor anyone on its behalf consulted Davis Accounting Group regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.  Further, Davis Accounting Group has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The Registrant provided a copy of the foregoing disclosures to Seale and Beers prior to the date of the filing of this report and requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01.  A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 16.1	Description of Exhibit Letter from Seale and Beers, CPA’s, LLC, dated September 30, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SARA CREEK GOLD CORP.

By:	/s/ Jean Pomerleau
Name:	Jean Pomerleau
Title:	President and Director

Date: September 30, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
16.1	Letter from Seale and Beers, CPA’s , LLC, dated September 30, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.	5